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                                                                    EXHIBIT 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS


        We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-3 (No. 33-80572) of Toreador Royalty Corporation and its subsidiary of our report dated March 11, 1996 appearing on page F-2 of this Annual Report on Form 10-K.


/s/ PRICE WATERHOUSE LLP

PRICE WATERHOUSE LLP


Dallas, Texas
March 28, 1996